UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Surgery Partners, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following email was made available to all employees of Surgery Partners, Inc. (the “Company”) on October 26, 2026.

Team,

Today marks an important milestone for Surgery Partners. I am pleased to share that we have signed an agreement with HealthSpan Partners to acquire our business.

This news is exciting for our colleagues, partners, patients and the communities we serve. It also serves as a powerful validation of our business and partnership model. With HealthSpan Partners as our new investor and partner, I am confident we will continue to best serve our physician partners, expand access to high-quality care for our patients and evolve our organization for the future.

Importantly, following closing of the transaction, Surgery Partners’ operations, including its name, brand and headquarters, are expected to remain in place.

For some background, HealthSpan Partners is a diversified healthcare services organization and a contractual affiliate and supporting organization of U.S.-based Bon Secours Mercy Health. Through its affiliation with Bon Secours Mercy Health, HealthSpan Partners is connected to a broader healthcare network with significant reach and resources.

I, along with members of our executive leadership team, have met with HealthSpan Partners, and we’ve been impressed by their understanding of, and appreciation for, the important work you do. By combining with HealthSpan Partners, we will:

•	Establish one of the country’s largest outpatient surgical care platforms;
•	Strengthen our balance sheet, positioning our business more securely for the future;
•	Continue to operate independently under the Surgery Partners name, brand, and identity while benefiting from the additional resources of a larger organization;
•	Build on our strong foundation and expand our ability to serve patients across a broader range of care settings;
•	Pursue new opportunities with our physician and health system partners while continuing to advance clinical quality and an exceptional patient experience; and
•	Continue to create an environment where our colleagues can flourish and further build upon their career.

Additionally, as a private company, we will be able to operate outside the demands of the public markets, allowing leadership to maintain its focus on our business and support our team so we can provide the highest quality of care possible for our patients.

I’m eager for you to learn more and join in our excitement for our next chapter.

We anticipate the transaction will be completed in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

I want to underscore that nothing changes with regard to how our facilities operate or how our teams show up for patients every day. Please remain focused on your day-to-day work and responsibilities and on delivering high-quality care for patients and support to our physician partners. All of our colleagues will be positioned for success as we transition ownership to HealthSpan Partners.

We are committed to keeping you updated, as appropriate, as this process moves forward. Please join us for a Town Hall meeting at 10 a.m. CT / 11 a.m. ET today, during which we will share more about our confidence in this combination as the right next step for Surgery Partners. While we may not have answers today to every question you may have, we will share what we do know and continue to keep you updated.

In the event you are contacted by a reporter or investor, please refrain from commenting or engaging. For reporter inquiries, immediately reach out to Lacey Hunter, Vice President of Communications, at [***]. Investor inquiries should be directed to IR@surgerypartners.com.

Whether you are in the field or serving those that are, please continue doing what you do best: serving and delivering exceptional care to the patients and communities who depend on us. Our mission to enhance patient quality of life through partnership is only enhanced through this transaction, and we are excited about this next chapter.

Thank you for your continued dedication to, and trust in, Surgery Partners.

Eric Evans

Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed Transactions, the Company will file with the SEC a proxy statement (the “Proxy Statement”), a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and certain other filing persons intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed Transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at ir.surgerypartners.com. In addition, the Proxy Statement, the Schedule 13E-3 and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at IR@surgerypartners.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of the Company in connection with the proposed Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the Proxy Statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2026 (the “Annual Meeting Proxy Statement”) , including under the sections entitled “Security Ownership of Certain Beneficial Owners and Management”, ”Proposal No. 1 Election of Directors”, and “Executive Officers” therein. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in the Company’s Statements of Change in Ownership on Forms 4 filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of the Company’s directors and executive officers in the proposed Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and Schedule 13E-3 and other relevant materials to be filed with the SEC relating to the proposed Transactions. You can obtain free copies of these documents from the Company using the contact information above.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor a solicitation of any vote or approval.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed Transactions and their expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “should,” “plans,” “potential,” “projects,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed Transactions in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Transactions; (c) potential delays in consummating the proposed Transactions; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Transactions that could delay the consummation of the proposed Transactions or cause the parties to abandon the proposed Transactions; (e) the possibility that the Company may not receive the requisite stockholder approval for the proposed Transactions; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed Transactions; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed Transactions, as well as liabilities that are not known, probable or estimable at this time or other unexpected costs, charges or expenses; (j) the possibility that the proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed Transactions; (l) the risk that disruptions from the proposed Transactions will harm the Company’s business, including current plans and operations; (m) risks related to the diversion of management’s time and attention from the Company’s ongoing business operations to matters relating to the proposed Transactions; (n) the ability of the Company to retain and hire key personnel; (o) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; (p) legislative, regulatory and economic developments affecting the Company’s business; (q) general economic and market developments and conditions; (r) the legal, regulatory and tax regimes under which the Company operates; (s) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transactions that could affect the Company’s financial performance; (t) the risk that any announcements relating to the proposed Transactions could have adverse effects on the market price of the Company’s common stock, and the risk that such price may decline significantly if the proposed Transactions are not consummated; (u) restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. There can be no assurance that the proposed Transactions will in fact be consummated. The foregoing list of factors is not exhaustive, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to the Company’s Form 10-Q filed with the SEC on August 10, 2026, the Company’s Form 10-K filed with the SEC on March 2, 2026, as well as other documents that may be filed by the Company from time to time with the SEC. These filings, as well as subsequent filings, are available on the investor relations section of the Company’s website at ir.surgerypartners.com or on the SEC’s website at www.sec.gov. The statements in this communication represent the Company’s current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause the Company’s views to change. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

The following email was made available to top shareholders, banking syndicate and covering analysts of Surgery Partners, Inc. (the “Company”) on October 26, 2026.

Good morning,

Earlier today, Surgery Partners announced [INSERT LINK TO PRESS RELEASE] that it has entered into a definitive agreement to be acquired by HealthSpan Partners, an affiliate of Bon Secours Mercy Health, in an all-cash transaction valued at an enterprise value of approximately $5.7 billion.

We are excited about today’s announcement, which represents an important milestone for Surgery Partners, and wanted you to hear this news directly from us. We have been impressed by HealthSpan Partners’ understanding of, and appreciation for, the increasingly important outpatient setting, as well as their shared dedication to advancing high-quality, compassionate care. We believe HealthSpan Partners’ commitment to making healthcare easier to access, easier to navigate and better for the people we serve makes them an attractive investor and partner for Surgery Partners as we enter our next phase of growth.

This transaction is clear validation of the unique short-stay surgical platform we have built. As rising healthcare costs and patient demand continue to drive a shift in care delivery from hospital to outpatient settings, joining HealthSpan Partners allows Surgery Partners to build on our strong foundation and accelerate growth. Together, we will establish one of the country’s largest outpatient surgical care platforms while continuing to advance clinical quality and the patient experience.

The transaction represents a compelling 64% premium to the 30-day volume weighted average price as of the last full day of trading prior to the transaction announcement, delivering immediate value to our shareholders. Surgery Partners shareholders (other than affiliates of Bain Capital Private Equity) will receive $23.50 in cash per share. In connection with the execution of the acquisition agreement, Bain Capital entered into a voting and support agreement pursuant to which it agreed to vote all of its Surgery Partners shares in favor of the transaction. As you are likely aware, Bain Capital is currently our largest shareholder, so their approval of this transaction is a meaningful step in this process.

The transaction is expected to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions. Until then, Surgery Partners remains focused on serving its patients and other stakeholders.

Please reach out with any questions. Thank you for your continued support of Surgery Partners.

Best,

Dave Doherty

Chief Financial Officer

Additional Information and Where to Find It

 In connection with the proposed Transactions, the Company will file with the SEC a proxy statement (the “Proxy Statement”), a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and certain other filing persons intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed Transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at ir.surgerypartners.com. In addition, the Proxy Statement, the Schedule 13E-3 and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at IR@surgerypartners.com.

Participants in the Solicitation

 The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of the Company in connection with the proposed Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the Proxy Statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2026 (the “Annual Meeting Proxy Statement”) , including under the sections entitled “Security Ownership of Certain Beneficial Owners and Management”, ”Proposal No. 1 Election of Directors”, and “Executive Officers” therein. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in the Company’s Statements of Change in Ownership on Forms 4 filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of the Company’s directors and executive officers in the proposed Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and Schedule 13E-3 and other relevant materials to be filed with the SEC relating to the proposed Transactions. You can obtain free copies of these documents from the Company using the contact information above.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor a solicitation of any vote or approval.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed Transactions and their expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “should,” “plans,” “potential,” “projects,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed Transactions in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Transactions; (c) potential delays in consummating the proposed Transactions; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Transactions that could delay the consummation of the proposed Transactions or cause the parties to abandon the proposed Transactions; (e) the possibility that the Company may not receive the requisite stockholder approval for the proposed Transactions; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed Transactions; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed Transactions, as well as liabilities that are not known, probable or estimable at this time or other unexpected costs, charges or expenses; (j) the possibility that the proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed Transactions; (l) the risk that disruptions from the proposed Transactions will harm the Company’s business, including current plans and operations; (m) risks related to the diversion of management’s time and attention from the Company’s ongoing business operations to matters relating to the proposed Transactions; (n) the ability of the Company to retain and hire key personnel; (o) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; (p) legislative, regulatory and economic developments affecting the Company’s business; (q) general economic and market developments and conditions; (r) the legal, regulatory and tax regimes under which the Company operates; (s) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transactions that could affect the Company’s financial performance; (t) the risk that any announcements relating to the proposed Transactions could have adverse effects on the market price of the Company’s common stock, and the risk that such price may decline significantly if the proposed Transactions are not consummated; (u) restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. There can be no assurance that the proposed Transactions will in fact be consummated. The foregoing list of factors is not exhaustive, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to the Company’s Form 10-Q filed with the SEC on August 10, 2026, the Company’s Form 10-K filed with the SEC on March 2, 2026, as well as other documents that may be filed by the Company from time to time with the SEC. These filings, as well as subsequent filings, are available on the investor relations section of the Company’s website at ir.surgerypartners.com or on the SEC’s website at www.sec.gov. The statements in this communication represent the Company’s current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause the Company’s views to change. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

The following email and toolkit was made available to members of the enterprise leadership team of Surgery Partners, Inc. (the “Company”) on October 26, 2026.

Thank you for your time today. This announcement is exciting for our colleagues and communities, and it represents an important milestone for Surgery Partners. I hope you share my excitement for our next chapter and what a combination with HealthSpan Partners means for our business.

As I mentioned, our teams will look to you, as leaders of the company, for information, guidance and reassurance regarding this announcement. To help you navigate those conversations with confidence, we have prepared this toolkit, which includes frequently asked questions and key talking points you can draw on as needed. These resources are intended to support reactive conversations, meaning you do not need to proactively share this information, but we wanted to ensure you are equipped to respond thoughtfully if questions arise.

Thank you for your continued hard work and dedication to Surgery Partners – this announcement would not have been possible without your leadership.

Eric Evans

Chief Executive Officer

General FAQs

Document Purpose: The following FAQs are intended for use by Surgery Partners leaders in conversation with colleagues regarding the transaction. These FAQs are based solely on information contained in the Company’s 8-K and accompanying press release and are designed to address anticipated inquiries regarding the transaction announcement.

1.	What was announced?
•	Surgery Partners has announced that it has entered into a definitive agreement under which HealthSpan Partners, an affiliate of Bon Secours Mercy Health, will acquire Surgery Partners, Inc. in an all-cash transaction valued at an enterprise value of approximately $5.7 billion.
•	We are excited about the path forward and confident that this transaction will create lasting benefits for our patients, physicians and shareholders.

2.	Why is HealthSpan Partners acquiring Surgery Partners?
•	Surgery Partners brings to HealthSpan Partners an established, scaled national short-stay surgical platform, adding more than 200 locations across 30 states and approximately 5,000 affiliated physicians.
•	Additionally, joining HealthSpan Partners represents a compelling next chapter for Surgery Partners.
•	For Surgery Partners, this transaction allows us to build on our strong foundation and accelerate growth as part of an expanded outpatient facility network.
•	Under HealthSpan Partners, Surgery Partners will be able to pursue new opportunities across the short-stay surgical market, enabling us to further enhance clinical quality and the patient experience.
•	Ultimately, this transaction strengthens the value proposition that both companies can deliver to patients, physicians and payors through a differentiated model built on partnerships with physicians and health systems, extensive geographic reach and deep clinical expertise.

3.	Why is now the right time to sell the company?
•	The Board and management team regularly evaluate opportunities to advance Surgery Partners’ strategy that are in the best interests of all stakeholders.
•	With HealthSpan Partners as our new investor, we will continue to best serve our physician partners, expand access to high-quality care for our patients and evolve our organization for the future.
•	This transaction represents a compelling next chapter for Surgery Partners and a powerful validation of our business and partnership model.

4.	Who is HealthSpan Partners? Why is HealthSpan Partners the right buyer?
•	HealthSpan Partners is a diversified healthcare services organization affiliated with Bon Secours Mercy Health.
•	Bon Secours Mercy Health has a significant healthcare footprint, with approximately 48 hospitals, more than 1,200 care sites and nearly 60,000 associates.
•	The organization is committed to growing in ways that allow it to serve more people, in more communities and across a broader range of care settings.
•	Consistent with this strategy, Bon Secours Mercy Health has been investing in outpatient surgical care, including a partnership with Compass Surgical Partners in 2023, to expand its ambulatory footprint.
•	Through its affiliation with Bon Secours Mercy Health, HealthSpan Partners is connected to a broader healthcare network with significant reach and resources.
•	Together, HealthSpan Partners and Surgery Partners will establish one of the country’s largest outpatient surgical care platforms.
•	With a differentiated model built on partnerships with physicians and health systems, extensive geographic reach and deep clinical expertise, the combination expands HealthSpan Partners’ presence across the fast-growing outpatient surgery segment and strengthens its ability to serve patients across a broader range of care settings.

5.	When is the transaction expected to close?
•	We expect the transaction to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

Colleague (Including Physicians / Physician Partners) FAQs

1.	How will this transaction affect my role and responsibilities?
•	This is the first step in this process and nothing changes today.
•	You should continue working as usual to deliver high-quality care for patients and support to our physician partners and one another.
•	We will keep you updated as we have more information to share.
•	Please know that our dedicated, hardworking teams are part of what makes Surgery Partners such a great organization, and we are confident that HealthSpan Partners sees the value in our people.
•	It’s a significant part of why they chose to make this investment in our continued growth.

2.	How will this impact my pay and benefits?
•	We do not anticipate any contractual changes for employees, including current arrangements for compensation and benefits.
•	We will keep you updated as we have more information to share.
•	Please know that our dedicated, hardworking teams are part of what makes Surgery Partners such a great organization, and we are confident that HealthSpan Partners sees the value in our people.
•	It’s a significant part of why they chose to make this investment in our continued growth.

3.	How will this transaction impact our culture and values?
•	The values, culture and leadership you know will not change.
•	While we can’t speak for HealthSpan Partners, both organizations share a commitment to high-quality, compassionate, patient-centered care and a focus on supporting physicians and the communities they serve.

4.	What should I do if I’m contacted by an external party?
•	If you are contacted by a reporter or investor, please do not comment or engage.
o	Media: For reporter inquiries, please forward the outreach to Lacey Hunter, Vice President of Communications, at [***].

o	Investors: Please direct inquiries to IR@surgerypartners.com.
•	Patients: If a patient raises questions about this announcement, please direct them to your local leadership team.
•	Suppliers / Vendors: If you receive inquiries from suppliers or vendors that you are unsure how to answer, please do not respond and forward them to Jackie Wright, Chief Procurement Officer at [***].

5.	How and when will future updates or developments regarding the transaction be communicated?
•	We are committed to keeping you updated, as appropriate, as this process moves forward.
•	While we may not have answers today to every question you may have, we will share what we do know and continue to keep you updated.

Physicians / Physician Partner Only FAQs

1.	How will this transaction impact my facility? What does this mean for my practice and patients?
•	Nothing changes with regards to how your facility operates or how our teams show up for patients every day.
•	Your day-to-day responsibilities and role at your surgical facility will remain unchanged.
•	We will keep you updated as we have more information to share.

2.	Will there be any impact to patients or continuity of care?
•	Nothing changes with regards to how your facility operates or how our teams show up for patients every day.
•	HealthSpan Partners and Surgery Partners are committed to carefully managing this transition to maintain continuity, minimize disruption and ensure continuity of care.
•	We will keep you updated as we have more information to share.

3.	How will this impact my ownership stake?
•	There are no changes to your ownership stake. We will continue to value your input and engagement as a physician partner.
•	HealthSpan Partners recognizes the strength of our physician-partnered model and the value it creates for patients, physicians and the communities we serve.
•	They are committed to preserving this model, allowing physicians like yourself to retain clinical autonomy while benefiting from the scale and resources of a larger organization.
•	Our model is built on your expertise and commitment to your patients, and ensuring you remain well positioned as we transition ownership to HealthSpan Partners is our highest priority.

4.	How should I communicate about this to patients?
•	Please assure your patients that this transition is being managed carefully to maintain continuity, minimize disruption and deliver a seamless experience for patients.

Supplier / Vendor FAQs

1.	How will this transaction impact my day-to-day business with Surgery Partners?
•	We expect the transaction to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

•	This announcement is the first step and we will continue to work with you as we always have.
•	We will continue to communicate any relevant updates, as appropriate.

2.	Will Surgery Partners honor existing contracts, purchase orders, commitments, and payment obligations? Can I renegotiate contracts as a result of this transaction?
•	We expect the transaction to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

•	This announcement is the first step, and you should not expect any near-term changes to your existing contracts, purchase orders, commitments or payment obligations.
•	We will keep you informed as we have updates to share.

3.	How will our confidential information, intellectual property and shared data be protected during diligence and after close?
•	We expect the transaction to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.
•	This announcement is the first step, and you should not expect any changes to how your data is protected.
•	We will keep you informed if any additional steps are required from you.

4.	Will Surgery Partners’ portfolio of services change at all / are any services being discontinued?
•	We expect the transaction to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.
•	This announcement is the first step and we will continue to operate as we always have.
•	We are committed to transparency and will keep you informed as we have updates to share.
•	We don’t anticipate any significant changes in Surgery Partners business. If anything, we will be better positioned to enhance and accelerate our current growth initiatives in our new structure.

5.	What can we tell our own teams and clients, and when?
•	You can tell them that Surgery Partners has announced that it has entered into a definitive agreement under which HealthSpan Partners will acquire Surgery Partners.
•	This announcement is the first step, and we will continue operating as we always have.

6.	Will my company contacts change as a result of this transaction?
•	Your day-to-day contact at Surgery Partners will not change, so please continue to reach out to your usual point person with any questions.

7.	Who should I reach out to with questions?
•	You can continue to reach out to your usual contact if you have any questions.

Patient FAQs

1.	Does this impact how I currently seek care at your facility?
•	There are no changes in how we operate our facilities.
•	You can continue to come to Surgery Partners facilities and expect the same high-quality, patient-centered care you have always received.

2.	Will my insurance still be accepted? Will my network status change?
•	There are no changes today.
•	If there are any changes in the future, we will share that information.

3.	How will my confidential personal information be protected? Will my records be shared with HealthSpan Partners?
•	Patient confidentiality is of the utmost importance to both Surgery Partners and HealthSpan Partners.
•	You can be assured that your personal information will be protected through this transaction.

4.	Am I now a patient of HealthSpan Partners?
•	There are no changes—you continue to be a patient at Surgery Partners facilities.
•	Any changes regarding how Surgery Partners will be integrated into HealthSpan Partners’ organization will be shared as those decisions are made.

5.	Who should I go to if I have questions?
•	You can continue to work with and direct questions to your usual care team.

Colleague Talking Points

Document Purpose: The following talking points are intended for use by Surgery Partners’ leaders in conversation with colleagues regarding the transaction announcement. These talking points are based solely on information contained in the Company’s 8-K filing and accompanying press release and are designed to help frame the conversation, address anticipated inquiries and redirect detailed questions to be answered at the transaction close.

What We Announced

•	Today, we announced that Surgery Partners signed an agreement with HealthSpan Partners to acquire our business.

•	This news is exciting for our colleagues, partners, patients and the communities we serve. It also serves as powerful validation of our business and partnership model.

•	With HealthSpan Partners as our new investor and partner, we will continue to best serve our physician partners, expand access to high-quality care for our patients and evolve our organization for the future.

•	Importantly, following closing of the transaction, Surgery Partners’ operations, including its name, brand and headquarters, are expected to remain in place.

Why HealthSpan Partners

•	For some background, HealthSpan Partners is a diversified healthcare services organization and a contractual affiliate and supporting organization of U.S.-based Bon Secours Mercy Health.

•	Bon Secours Mercy Health has a significant healthcare footprint, with approximately 48 hospitals, more than 1,200 care sites and nearly 60,000 associates.

•	The organization is committed to growing in ways that allow it to serve more people, in more communities and across a broader range of care settings.

•	Consistent with this strategy, Bon Secours Mercy Health has been investing in outpatient surgical care, including a partnership with Compass Surgical Partners in 2023, to expand its ambulatory footprint.

•	Through its affiliation with Bon Secours Mercy Health, HealthSpan Partners is connected to a broader healthcare network with significant reach and resources.

•	Our executive leadership team has met with HealthSpan Partners’ leaders, and we’ve been impressed with their understanding and appreciation for our business.

•	By combining with HealthSpan Partners, we will:

o	Establish one of the country’s largest outpatient surgical care platforms;

o	Strengthen our balance sheet, positioning our business more securely for the future;

o	Continue to operate independently under the Surgery Partners identity while benefiting from the additional resources of a larger organization;

o	Build on our strong foundation and expand our ability to serve patients across a broader range of care settings;

o	Pursue new opportunities with our physician and health system partners while continuing to deliver high-quality care and an exceptional patient experience; and

o	Continue to create an environment where our colleagues can flourish and further build upon their career.

•	Additionally, as a private company, we will be able to operate outside the demands of the public markets, allowing leadership to maintain its focus on our business and support our team so we can provide the highest quality of care possible for our patients..

What This Means for You

•	Today’s announcement is the first step in this process.

•	We are eager for you to learn more and join in our excitement for our new chapter.

•	We anticipate the transaction will be completed in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

•	I want to underscore that nothing changes with regard to how our facilities operate or how our teams show up for patients every day.

•	Please remain focused on your day-to-day work and responsibilities, and you should continue working as usual to deliver high-quality care for patients and support to our physician partners.

•	As many of you know, Surgery Partners has also been advancing important transformation efforts to strengthen our business and support our long-term growth.

•	We continue to be committed to this work, but due to this transaction, we will pause any material future decision making for the time being and timelines will be adjusted accordingly.

•	We will want to evaluate our plan with HealthSpan Partners and ensure decisions made align well within our partnership.

•	We will provide updates as those plans develop.

•	We appreciate the hard work that has gone into this effort to date.

Next Steps

•	We will keep you updated, as appropriate, as the process moves forward. Again, this is the first step.

•	In the event you are contacted by a reporter or investor, please refrain from commenting or engaging.

•	For reporter inquiries, please forward them without comment to Lacey Hunter, Vice President of Communications, at [***]. Investor inquiries should be directed to IR@surgerypartners.com.

•	If a patient raises questions about this announcement, please direct them to your local leadership team.

•	If you typically interface with outside parties, talking points will be provided for you.

Conclusion

•	Whether you are in the field or serving those that are, please continue doing what you do best: serving and delivering exceptional care to the patients and communities who depend on us.

•	Our mission to enhance patient quality of life through partnership is only enhanced through this transaction, and we are excited about this next chapter.

•	Thank you for your continued dedication to, and trust in, Surgery Partners.

Physician Talking Points

Document Purpose: The following talking points are intended for use by Surgery Partners’ leaders in conversation with physicians and physician partners regarding the transaction announcement. These talking points are based solely on information contained in the Company’s 8-K filing and accompanying press release and are designed to help frame the conversation, address anticipated inquiries and redirect detailed questions to the transaction close.

What We Announced

•	Today, we announced that Surgery Partners signed an agreement with HealthSpan Partners, an affiliate of Bon Secours Mercy Health, to acquire our business.

•	This is an exciting next chapter for our organization and strong validation of our business and partnership model.

•	With HealthSpan Partners as our new investor, I am confident our physician partners will be even better positioned to continue operating independently to deliver an exceptional experience and high-quality care for our patients.

Why HealthSpan Partners

•	HealthSpan Partners is a diversified healthcare services organization affiliated with Bon Secours Mercy Health.

•	Through its affiliation with Bon Secours Mercy Health, HealthSpan Partners is connected to a broader healthcare network with significant reach and resources.

•	Together, HealthSpan Partners and Surgery Partners will establish one of the country’s largest outpatient surgical care platforms, combining our physician and health system partnerships, extensive geographic reach and deep clinical expertise.

•	Our executive leadership team has met with our new investors, and we’ve been impressed with their understanding of, and appreciation for, the vital role our physician partners play in our organization.

•	Importantly, HealthSpan Partners recognizes the strength of our partnership model and the value it creates for patients, physicians and the communities we serve.

•	They understand that our physicians are not simply part of the organization’s operations, but are true partners in our business.

•	HealthSpan Partners is committed to preserving this model, allowing physicians to retain clinical autonomy while benefiting from the scale and resources of a larger organization.

•	We are excited for this next chapter and are confident in the benefits this partnership will bring to your practice.

•	A stronger balance sheet will position Surgery Partners more securely for the future, and you will be able to continue operating independently as you always have while benefiting from the additional resources of a larger organization.

•	Together, these advantages will further empower you to provide your communities with the convenient, high-quality, patient-centric care our organization has become known for.

What This Means for You

•	We anticipate the transaction will be completed in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

•	Upon close of the transaction, Surgery Partners’ operations, including its name, brand and headquarters, are expected to remain in place.

•	We will continue to keep you updated as the transaction moves toward closing.

•	For clarity purposes, Surgery Partners remains your partner even after the transaction closes.

•	Nothing changes with regards to how our facilities operate or how our teams show up for patients every day.

•	There is no impact to your day-to-day work and responsibilities, and you will continue to be an engaged and important partner in our surgical facility.

•	Additionally, there are no changes to your ownership stake or important role in our partnership

•	Our success is built on your expertise and your commitment to your patients. Ensuring that you are positioned to thrive as we transition ownership to HealthSpan Partners is our highest priority.

Next Steps

•	We will keep you updated as the process moves forward.

•	In the event a patient reaches out to you with questions or concerns, please reassure them that this transition is being managed carefully to maintain continuity, minimize disruption and deliver a seamless experience.

Conclusion

•	Please continue doing what you do best: lead your practice and deliver exceptional care and service to the patients and communities who depend on us.

•	Our mission to enhance patient quality of life through partnership is only strengthened through this transaction, and we are excited about this next chapter.

•	Thank you for your continued dedication to Surgery Partners, your partnership and the trust you place in our organization.

Supplier / Vendor Talking Points

Document Purpose: The following talking points are intended for use by Surgery Partners’ leaders in conversation with suppliers and vendors regarding the transaction announcement. These talking points are based solely on information contained in the Company’s 8-K and accompanying press release and are designed to help frame the conversation, address anticipated inquiries and redirect detailed questions to the transaction close.

What We Announced

•	We announced that Surgery Partners has signed an agreement to be acquired by HealthSpan Partners, an affiliate of Bon Secours Mercy Health.

Why HealthSpan Partners

•	HealthSpan Partners is a diversified healthcare services organization affiliated with Bon Secours Mercy Health.

•	Through its affiliation with Bon Secours Mercy Health, HealthSpan Partners is connected to a broader healthcare network with significant reach and resources.

•	Joining HealthSpan Partners positions us to expand access to high-quality, compassionate care and continue delivering an exceptional experience for our patients.

What This Means

•	We will continue to work with you as we always have. You should not expect any near-term changes to your existing contracts, purchase orders, commitments or payment obligations.

•	We expect the transaction to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

•	We will continue to communicate any relevant updates, as appropriate.

•	Your day-to-day contact at Surgery Partners will not change at this time, so please continue to reach out to your usual point person with any questions.

Patient Talking Points

Document Purpose: The following talking points are intended for use by Surgery Partners facility leaders in conversation with patients regarding the transaction announcement. These talking points are based solely on information contained in the Company’s 8-K filing and accompanying press release and are designed to help frame the conversation, address anticipated inquiries and redirect detailed questions to the transaction close.

These talking points will be distributed to:

•	Field leadership, including market CEOs, hospital CEOs and administrators

What We Announced

•	We announced that Surgery Partners has signed an agreement to be acquired by HealthSpan Partners, an affiliate of Bon Secours Mercy Health.

•	With HealthSpan Partners as our new investor and partner, we are better positioned to serve our patients and communities with high-quality, compassionate care.

What This Means for You

•	This announcement is the first step, and there are no changes with regards to how our facilities operate or how our teams show up for patients every day.

•	You can continue to come to Surgery Partners facilities and expect the same high-quality, patient-centered care you have always received.

Next Steps

•	We anticipate the transaction to close in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions.

•	Thank you for continuing to entrust us with your care.

Physician Email Template

Document Purpose: The following email template will be sent to select, priority Surgery Partners physicians and physician partners to provide context on the transaction. This email is based solely on information contained in the Company's 8-K filing and accompanying press release and should not be supplemented with additional detail beyond what has been publicly disclosed.

TO:	Select Surgery Partners Physicians
FROM:	[Operations Leaders]
DATE:	October 26, 2026
SUBJECT:	Sharing Surgery Partners’ Next Chapter

Dear [Name(s)],

Today marks an important milestone for Surgery Partners. We are pleased to share that we have signed an agreement for HealthSpan Partners, an affiliate of Bon Secours Mercy Health, to acquire our business.

This is an exciting next chapter for our organization and strong validation of our business and partnership model. With HealthSpan Partners as our new investor, we are confident you will be even better positioned to continue to deliver an exceptional experience and high-quality care for our patients.

Through its affiliation with Bon Secours Mercy Health, HealthSpan Partners is connected to a broader healthcare network with significant reach and resources. Together, HealthSpan Partners and Surgery Partners will establish one of the country’s largest outpatient surgical care platforms, combining our physician and health system partnerships, extensive geographic reach and deep clinical expertise.

Importantly, HealthSpan Partners recognizes the strength of our partnership model and the value it creates for patients, physicians and the communities we serve. They understand that our physicians are not simply part of the organization’s operations, but are true partners in our business. HealthSpan Partners is committed to preserving this model, allowing physicians to retain clinical autonomy while taking advantage of the scale and resources of a larger organization.

We are excited for this next chapter and are confident in the benefits this will bring to your practice. A stronger balance sheet will position Surgery Partners more securely for the future, and you will be able to continue operating independently and leading your practice while benefiting from the additional resources of a larger organization. Together, these advantages will further support our collective efforts to provide communities with the convenient, high-quality, patient-centric care our organization has become known for.

We anticipate the transaction will be completed in the first quarter of 2027, subject to the approval of Surgery Partners shareholders, the receipt of regulatory approvals and satisfaction of other customary closing conditions. Upon closing of the transaction, Surgery Partners’ operations, including its name, brand and headquarters, are expected to remain in place.

We will continue to update you as we move towards closing. For clarity purposes, Surgery Partners will remain your partner after the transaction closes. Nothing changes with regards to how our facilities operate or how our teams show up for patients every day. Your day-to-day responsibilities and role at your surgical facility will remain unchanged, and we will continue to value your input and engagement as a physician partner. Additionally, there are no changes to your ownership stake or your important role at our facilities. Our model is built on your expertise and commitment to your patients, and ensuring you remain well positioned as we transition ownership to HealthSpan Partners is our highest priority.

In the event a patient reaches out to you with questions or concerns, please reassure them that this ownership transition will maintain continuity, will have minimal to no disruption and will continue to allow us to deliver a seamless experience for patients.

Please continue doing what you do best: lead your practice and deliver exceptional care and service to the patients and communities who depend on us. Our mission to enhance patient quality of life through partnership is only strengthened through this transaction, and we are excited about this next chapter.

Thank you for your continued dedication to Surgery Partners, your partnership and the trust you place in our organization.

Additional Information and Where to Find It

In connection with the proposed Transactions, the Company will file with the SEC a proxy statement (the “Proxy Statement”), a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and certain other filing persons intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed Transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at ir.surgerypartners.com. In addition, the Proxy Statement, the Schedule 13E-3 and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at IR@surgerypartners.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of the Company in connection with the proposed Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the Proxy Statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2026 (the “Annual Meeting Proxy Statement”) , including under the sections entitled “Security Ownership of Certain Beneficial Owners and Management”, ”Proposal No. 1 Election of Directors”, and “Executive Officers” therein. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in the Company’s Statements of Change in Ownership on Forms 4 filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of the Company’s directors and executive officers in the proposed Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and Schedule 13E-3 and other relevant materials to be filed with the SEC relating to the proposed Transactions. You can obtain free copies of these documents from the Company using the contact information above.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor a solicitation of any vote or approval.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed Transactions and their expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “should,” “plans,” “potential,” “projects,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed Transactions in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Transactions; (c) potential delays in consummating the proposed Transactions; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Transactions that could delay the consummation of the proposed Transactions or cause the parties to abandon the proposed Transactions; (e) the possibility that the Company may not receive the requisite stockholder approval for the proposed Transactions; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed Transactions; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed Transactions, as well as liabilities that are not known, probable or estimable at this time or other unexpected costs, charges or expenses; (j) the possibility that the proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed Transactions; (l) the risk that disruptions from the proposed Transactions will harm the Company’s business, including current plans and operations; (m) risks related to the diversion of management’s time and attention from the Company’s ongoing business operations to matters relating to the proposed Transactions; (n) the ability of the Company to retain and hire key personnel; (o) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; (p) legislative, regulatory and economic developments affecting the Company’s business; (q) general economic and market developments and conditions; (r) the legal, regulatory and tax regimes under which the Company operates; (s) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transactions that could affect the Company’s financial performance; (t) the risk that any announcements relating to the proposed Transactions could have adverse effects on the market price of the Company’s common stock, and the risk that such price may decline significantly if the proposed Transactions are not consummated; (u) restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. There can be no assurance that the proposed Transactions will in fact be consummated. The foregoing list of factors is not exhaustive, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to the Company’s Form 10-Q filed with the SEC on August 10, 2026, the Company’s Form 10-K filed with the SEC on March 2, 2026, as well as other documents that may be filed by the Company from time to time with the SEC. These filings, as well as subsequent filings, are available on the investor relations section of the Company’s website at ir.surgerypartners.com or on the SEC’s website at www.sec.gov. The statements in this communication represent the Company’s current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause the Company’s views to change. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.